UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
For the Year Ended
October 31, 2020

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$21.56
Common Share Net Asset Value (“NAV”)	$22.66
Premium (Discount) to NAV	(4.85)%
Net Assets Applicable to Common Shares	$1,376,701,145
Current Distribution per Common Share(1)	$0.1325
Current Annualized Distribution per Common Share	$1.5900
Current Distribution Rate on Common Share Price(2)	7.37%
Current Distribution Rate on NAV(2)	7.02%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	Inception (5/23/13) to 10/31/20
Fund Performance(3)
NAV	-0.05%	7.27%	7.63%
Market Value	-3.60%	7.85%	6.26%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	4.03%	5.78%	5.61%
ICE BofA U.S. Capital Securities Index	6.15%	6.41%	5.74%
Blended Index(4)	5.13%	6.11%	5.69%

(1)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: ICE BofA Fixed Rate Preferred Securities Index (50%) and ICE BofA U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of October 31, 2020 (Unaudited)
Industry Classification	% of Total Investments
Banks	41.7%
Insurance	17.7
Capital Markets	8.5
Electric Utilities	5.9
Oil, Gas & Consumable Fuels	5.7
Food Products	5.3
Multi-Utilities	2.8
Diversified Financial Services	2.3
Trading Companies & Distributors	2.2
Diversified Telecommunication Services	2.2
Energy Equipment & Services	1.6
Transportation Infrastructure	1.1
Real Estate Management & Development	0.6
Consumer Finance	0.5
Independent Power & Renewable Electricity Producers	0.5
Thrifts & Mortgage Finance	0.4
Mortgage Real Estate Investment Trusts	0.4
Gas Utilities	0.3
Equity Real Estate Investment Trusts	0.2
Wireless Telecommunication Services	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.4%
Barclays PLC	1.8
Credit Agricole S.A.	1.8
Barclays PLC	1.7
Land O’Lakes, Inc.	1.7
AerCap Holdings N.V.	1.6
Wells Fargo & Co., Series L	1.5
Nordea Bank Abp	1.4
QBE Insurance Group Ltd.	1.4
CoBank ACB, Series I	1.4
Total	17.7%

Credit Quality(5)	% of Total Fixed-Income Investments
A-	0.8%
BBB+	12.3
BBB	24.1
BBB-	24.5
BB+	22.1
BB	7.9
BB-	2.2
B+	1.1
B	0.6
Not Rated	4.4
Total	100.0%

Fund Allocation	% of Net Assets
Capital Preferred Securities	102.4%
$25 Par Preferred Securities	30.8
$100 Par Preferred Securities	3.9
$1,000 Par Preferred Securities	3.2
Corporate Bonds and Notes	1.4
$1,000,000 Par Preferred Securities	1.1
Reverse Repurchase Agreements	(7.2)
Outstanding Loan	(37.5)
Net Other Assets and Liabilities(6)	1.9
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Includes swap contracts.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist, Senior Vice President and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2020 was a volatile period for the preferred and hybrid securities market, yet all parts of the market earned positive returns. The beginning of the period was marked by very strong performance, as supportive central bank policy, solid economic data, the extension of the BREXIT deadline in the United Kingdom and positive fund flows all helped drive the market higher. However, this all changed during the latter part of the first quarter of 2020 with the onset of the coronavirus (“COVID-19”) pandemic and the associated economic shutdowns. Prices across the preferred and hybrid securities market dropped precipitously as investors pulled money from the space, funds de-levered aggressively and investor sentiment plummeted. In response to the economic fallout, central banks globally embarked on unprecedented stimulus measures while governments passed enormous fiscal spending plans to support consumers and households in the face of rising unemployment. These measures significantly improved liquidity and market functioning across financial markets and helped support the economic recovery. In the U.S., rates dropped across the curve, with 10-Year Treasury yields reaching all-time low levels, while current yield spreads versus 10-Year Treasuries in the preferred and hybrid securities market widened to levels not seen since the global financial crisis of 2008. Despite the economic slowdown, many issuers in the preferred and hybrid securities market were able to beat earnings expectations in both the second and third quarters of 2020. Banks in particular reported strong quarterly numbers overall, increasing capital buffers and reporting less provisions than expected, supporting the positive credit story. The improved investor sentiment and fundamentals during the latter part of the 12-month period ended October 31, 2020 spurred positive fund flows and spreads tightened across the space. The credit strength across the major issuers in the preferred and hybrid securities market, including banks, insurance companies and utilities, remained intact and proved resilient in the face of large shocks to the global economy. For the 12-month period ended October 31, 2020, the retail market produced returns of 4.03% while the institutional market gained 6.15%, according to the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA US Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well, returning 5.25% during the period, as measured by the ICE USD Investment Contingent Capital Index (“CDLR”).
Performance Analysis
For the 12-month period ended October 31, 2020, the net asset value (“NAV”) and market price total returns for the Fund were -0.05% and -3.60%, respectively. This compares to a total return of 5.13% for the Fund’s benchmark, which is a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA U.S. Capital Securities Index (“C0CS”). The Fund’s divergence in performance from the benchmark was primarily due to the effect of leverage, the Fund’s defensive interest rate positioning and its overweight allocation to non-investment grade (non-IG) securities. Investments in newly issued securities in the last half of the period contributed positively to the Fund’s relative performance.
As rates quickly dropped across the U.S. Treasury yield curve following the Federal Reserve’s (the “Fed”) unprecedented response to the COVID-19 pandemic, long duration securities outperformed, while floating rate and short duration securities underperformed. The Fund’s weighting in floating rate securities, which are not held in the benchmark, and its underweight allocation to long duration (10+ years) securities both contributed to underperformance during the period. We believe it is prudent to not extend duration of the Fund to match the benchmark as the prospect for yield curve steepening is increasing, which may result in a negative impact on longer duration preferred and hybrid securities.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2020 (Unaudited)
Another consequence to the economic slowdown from the COVID-19 pandemic was spread decompression between investment grade and non-investment grade securities. The benchmark is entirely comprised of investment grade securities, including a relatively large weighting in high quality Japanese issuers, which outperformed during the period.
Furthermore, as travel and energy consumption materially decreased after the onset of the COVID-19 pandemic, midstream energy pipelines and aircraft lessors also underperformed during the period. The Fund maintains a small exposure to both industry segments, which had an outsized adverse impact to relative performance. However, we remain confident in the outlook for the securities held by the Fund in these industry segments, as issuer credit fundamentals are stable with recent earnings that have exceeded expectations, along with sufficient liquidity and favorable security structures.
Within the $25 par retail market, liquidity and pricing dislocations that occurred in March 2020 after the onset of the COVID-19 pandemic created opportunities as well as risks for the Fund. In particular, the Fund reduced its allocation to higher beta industries, such as mortgage real estate investment trusts (“REITs”), during the sell-off as liquidity became challenged. However, the Fund was also very active adding to select names within the insurance, energy and banking industries, which contributed to relative outperformance during the second half of the period.
After spreads widened following the pandemic, new issuance in the second and third quarters of 2020 came to market with attractive reset spreads and structures, such as constant maturity Treasury resets and discrete call features. The Fund took advantage of these new issuance opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
The Fund also employed a hedging strategy throughout the year in order to further manage its interest rate risk. This strategy consisted of an interest rate swap, which was impacted by the falling interest rate environment, resulting in a modest negative effect on the Fund’s performance.
Market and Fund Outlook
With the uncertainty due to macro conditions, Stonebridge is committed to protecting investor portfolios against near-term risks, while also positioning for future outperformance. Our focus is on improving the quality of investor portfolios, including strengthening the holdings in terms of credit and security structure, while also positioning for the possibility of interest-rate volatility due to fiscal stimulus and inflationary pressures. We are finding value across the entire universe of preferred and hybrid securities, including both the $25 par exchange traded and $1000 par over-the-counter markets and strive to make portfolio adjustments as opportunities are presented. We believe the secondary market will likely find technical support from investor inflows and limited net new issue supply expectations. Attractive valuations, combined with high yields and strong issuer credit fundamentals, will likely drive outperformance of preferred and hybrid securities compared to other asset classes, in our opinion.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 30.8%
	Banks – 5.4%
2,037	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52%, minimum 4.00% (a)	4.00%	(b)	$51,434
222,355	Bank of America Corp., Series NN	4.38%	(b)	5,558,875
18,137	Citizens Financial Group, Inc., Series E	5.00%	(b)	458,866
421,392	Fifth Third Bancorp, Series A (c)	6.00%	(b)	11,192,172
89,744	First Midwest Bancorp, Inc., Series A (c)	7.00%	(b)	2,447,319
208,076	First Republic Bank, Series K (c)	4.13%	(b)	5,237,273
204,643	Fulton Financial Corp., Series A	5.13%	(b)	5,187,700
674,619	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a) (c) (d)	6.07%	02/15/40	17,364,693
11,438	KeyCorp, Series F	5.65%	(b)	302,993
24,566	KeyCorp, Series G	5.63%	(b)	664,510
168,733	Pinnacle Financial Partners, Inc., Series B (c)	6.75%	(b)	4,522,044
57,102	Truist Financial Corp., Series R	4.75%	(b)	1,489,791
10,639	Wells Fargo & Co., Series O	5.13%	(b)	267,890
166,970	Wells Fargo & Co., Series X (c)	5.50%	(b)	4,252,726
85,578	Wells Fargo & Co., Series Y	5.63%	(b)	2,217,326
205,000	WesBanco, Inc., Series A (c) (e)	6.75%	(b)	5,418,150
278,658	Wintrust Financial Corp., Series E (c) (e)	6.88%	(b)	7,417,876
				74,051,638
	Capital Markets – 1.2%
118,444	Affiliated Managers Group, Inc. (c) (d)	5.88%	03/30/59	3,175,484
103,953	Affiliated Managers Group, Inc. (d)	4.75%	09/30/60	2,731,365
6,300	Apollo Global Management, Inc., Series A (d)	6.38%	(b)	163,611
245,538	Apollo Global Management, Inc., Series B (c)	6.38%	(b)	6,504,302
48,026	Legg Mason, Inc. (d)	5.45%	09/15/56	1,234,748
1,119	Morgan Stanley, Series F (e)	6.88%	(b)	31,265
19,625	Morgan Stanley, Series K (e)	5.85%	(b)	553,032
45,494	Oaktree Capital Group LLC, Series A (d)	6.63%	(b)	1,215,600
55,351	Oaktree Capital Group LLC, Series B (c) (d)	6.55%	(b)	1,482,853
				17,092,260
	Consumer Finance – 0.6%
240,805	Capital One Financial Corp., Series I (c)	5.00%	(b)	6,056,246
81,056	Capital One Financial Corp., Series J (c)	4.80%	(b)	2,007,757
				8,064,003
	Diversified Financial Services – 1.1%
508,291	Equitable Holdings, Inc., Series A (c)	5.25%	(b)	12,854,680
59,946	National Rural Utilities Cooperative Finance Corp. (d)	5.50%	05/15/64	1,630,531
				14,485,211
	Diversified Telecommunication Services – 1.4%
307,305	AT&T, Inc., Series C (c)	4.75%	(b)	7,771,743
98,542	Qwest Corp. (d)	7.00%	02/01/56	2,515,777
135,804	Qwest Corp. (d)	6.50%	09/01/56	3,450,780
217,759	Qwest Corp. (c) (d)	6.75%	06/15/57	5,690,043
				19,428,343
	Electric Utilities – 1.0%
519,322	Southern (The) Co., Series C (c) (d)	4.20%	10/15/60	13,214,148
	Equity Real Estate Investment Trusts – 0.3%
86,630	Digital Realty Trust, Inc., Series L (c) (d)	5.20%	(b)	2,304,358
80,655	Global Net Lease, Inc., Series A (d)	7.25%	(b)	2,072,834

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Equity Real Estate Investment Trusts (Continued)
3,971	Public Storage, Series M (d)	4.13%	(b)	$102,650
				4,479,842
	Food Products – 2.7%
824,835	CHS, Inc., Series 2 (c) (e)	7.10%	(b)	22,633,472
546,059	CHS, Inc., Series 3 (c) (e)	6.75%	(b)	14,465,103
				37,098,575
	Gas Utilities – 0.5%
197,017	South Jersey Industries, Inc. (c) (d)	5.63%	09/16/79	5,018,023
55,498	Spire, Inc., Series A (c)	5.90%	(b)	1,518,425
				6,536,448
	Independent Power & Renewable Electricity Producers – 0.3%
164,218	Brookfield Renewable Partners L.P., Series 17 (d)	5.25%	(b)	4,263,099
	Insurance – 8.9%
501,024	Aegon Funding Co., LLC (c) (d)	5.10%	12/15/49	13,056,685
590,691	American Equity Investment Life Holding Co., Series A (c) (e)	5.95%	(b)	14,708,206
237,560	American Equity Investment Life Holding Co., Series B (c) (e)	6.63%	(b)	6,190,814
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,466,299
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,748,649
63,510	Aspen Insurance Holdings Ltd. (d)	5.63%	(b)	1,622,045
343,285	Aspen Insurance Holdings Ltd. (c)	5.63%	(b)	8,599,289
15,655	Aspen Insurance Holdings Ltd. (d) (e)	5.95%	(b)	410,004
654,224	Athene Holding Ltd., Series A (c) (d) (e)	6.35%	(b)	17,520,119
202,453	Athene Holding Ltd., Series C (c) (e)	6.38%	(b)	5,445,986
81,045	Axis Capital Holdings Ltd., Series E (c)	5.50%	(b)	2,065,027
584,250	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a) (c) (d)	3.47%	05/15/37	11,392,875
153,564	Enstar Group Ltd., Series D (c) (d) (e)	7.00%	(b)	4,087,874
175,443	Global Indemnity Group LLC (d)	7.88%	04/15/47	4,535,202
31,517	National General Holdings Corp. (d)	7.63%	09/15/55	805,259
46,147	National General Holdings Corp., Series B	7.50%	(b)	1,167,981
143,132	National General Holdings Corp., Series C	7.50%	(b)	3,725,726
2,419	PartnerRe Ltd., Series I	5.88%	(b)	62,241
193,528	Phoenix Cos. (The), Inc.	7.45%	01/15/32	2,721,487
621,115	Prudential Financial, Inc. (d)	4.13%	09/01/60	15,717,253
24,290	Reinsurance Group of America, Inc. (d) (e)	5.75%	06/15/56	661,174
11,945	W.R. Berkley Corp. (d)	5.75%	06/01/56	307,464
40,143	W.R. Berkley Corp. (d)	4.25%	09/30/60	1,031,474
				123,049,133
	Mortgage Real Estate Investment Trusts – 0.5%
23,458	AGNC Investment Corp., Series C (d) (e)	7.00%	(b)	536,016
221,445	AGNC Investment Corp., Series F (d) (e)	6.13%	(b)	4,794,284
77,579	Annaly Capital Management, Inc., Series F (e)	6.95%	(b)	1,746,303
				7,076,603
	Multi-Utilities – 3.0%
254,761	Algonquin Power & Utilities Corp. (c) (d) (e)	6.88%	10/17/78	6,804,666
378,150	Algonquin Power & Utilities Corp., Series 19-A (c) (d) (e)	6.20%	07/01/79	10,179,798
208,075	Brookfield Infrastructure Partners L.P., Series 13 (d)	5.13%	(b)	5,353,770
675,875	Integrys Holding, Inc. (d) (e)	6.00%	08/01/73	18,451,388
				40,789,622
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels – 1.4%
31,082	DCP Midstream L.P., Series B (e)	7.88%	(b)	$538,962
112,548	Enbridge, Inc., Series B (d) (e)	6.38%	04/15/78	2,872,225
15,235	Energy Transfer Operating L.P., Series C (e)	7.38%	(b)	278,648
37,273	Energy Transfer Operating L.P., Series D (e)	7.63%	(b)	698,496
533,788	Energy Transfer Operating L.P., Series E (c) (d) (e)	7.60%	(b)	10,382,177
108,358	NuStar Energy L.P., Series A (e)	8.50%	(b)	2,029,545
135,233	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (a) (d)	6.97%	01/15/43	2,534,266
				19,334,319
	Real Estate Management & Development – 0.9%
242,025	Brookfield Property Partners L.P., Series A	5.75%	(b)	4,695,285
360,341	Brookfield Property Partners L.P., Series A2 (c) (d)	6.38%	(b)	7,278,888
				11,974,173
	Thrifts & Mortgage Finance – 0.6%
325,159	New York Community Bancorp, Inc., Series A (c) (e)	6.38%	(b)	8,431,373
	Trading Companies & Distributors – 0.9%
328,890	Air Lease Corp., Series A (c) (e)	6.15%	(b)	7,544,737
176,498	WESCO International, Inc., Series A (c) (e)	10.63%	(b)	5,114,912
				12,659,649
	Wireless Telecommunication Services – 0.1%
75,137	United States Cellular Corp. (d)	6.25%	09/01/69	1,976,855
	Total $25 Par Preferred Securities			424,005,294
	(Cost $416,975,712)
$100 PAR PREFERRED SECURITIES – 3.9%
	Banks – 3.8%
80,000	AgriBank FCB (e)	6.88%	(b)	8,680,000
179,000	CoBank ACB, Series F (c) (e)	6.25%	(b)	18,795,000
82,220	CoBank ACB, Series G (c)	6.13%	(b)	8,345,330
54,250	CoBank ACB, Series H (c) (e)	6.20%	(b)	5,750,500
102,000	Farm Credit Bank of Texas (c) (e) (f)	6.75%	(b)	11,016,000
				52,586,830
	Consumer Finance – 0.1%
35,000	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	1.95%	(b)	1,598,800
	Total $100 Par Preferred Securities			54,185,630
	(Cost $52,927,346)
$1,000 PAR PREFERRED SECURITIES – 3.2%
	Banks – 2.3%
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (a) (g)	1.40%	(b)	2,258,695
21,168	Wells Fargo & Co., Series L	7.50%	(b)	28,550,551
				30,809,246
	Diversified Financial Services – 0.9%
12,000	Compeer Financial ACA (c) (e) (f)	6.75%	(b)	12,600,000
	Total $1,000 Par Preferred Securities			43,409,246
	(Cost $42,762,736)
$1,000,000 PAR PREFERRED SECURITIES – 1.1%
	Banks – 1.1%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(b)	14,725,500
	(Cost $15,990,000)

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 102.4%
	Banks – 47.1%
$18,335,000	Australia & New Zealand Banking Group Ltd. (c) (e) (f) (j)	6.75%	(b)	$20,811,967
13,000,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (e) (j)	6.50%	(b)	12,837,922
5,000,000	Banco Mercantil del Norte S.A. (e) (f) (j)	7.50%	(b)	4,985,250
8,000,000	Banco Mercantil del Norte S.A. (e) (f) (j)	7.63%	(b)	8,000,000
7,400,000	Banco Mercantil del Norte S.A. (e) (f) (j)	8.38%	(b)	7,864,424
12,600,000	Banco Santander S.A. (e) (j) (k)	7.50%	(b)	13,124,160
9,900,000	Bank of America Corp., Series X (c) (e)	6.25%	(b)	10,805,114
15,300,000	Bank of Nova Scotia (The) (c) (e)	4.90%	(b)	16,008,390
40,000	Barclays Bank PLC (f)	10.18%	06/12/21	42,126
11,200,000	Barclays PLC (e) (j)	6.13%	(b)	11,422,699
31,808,000	Barclays PLC (c) (e) (j) (k)	7.88%	(b)	32,899,014
33,000,000	Barclays PLC (c) (e) (j)	8.00%	(b)	35,409,226
8,550,000	BBVA Bancomer S.A. (d) (e) (f) (j)	5.88%	09/13/34	8,888,238
4,300,000	BNP Paribas S.A. (e) (f) (j)	7.38%	(b)	4,802,864
15,100,000	Citigroup, Inc. (c) (e)	5.90%	(b)	15,651,150
6,000,000	Citigroup, Inc., Series P (c) (e)	5.95%	(b)	6,286,549
2,000,000	Citigroup, Inc., Series R (e)	6.13%	(b)	1,985,471
3,500,000	Citizens Financial Group, Inc., Series C (c) (e)	6.38%	(b)	3,506,563
9,800,000	Citizens Financial Group, Inc., Series F (c) (e)	5.65%	(b)	10,449,250
25,000,000	CoBank ACB, Series I (c) (e)	6.25%	(b)	26,750,000
5,000,000	Comerica, Inc. (c) (e)	5.63%	(b)	5,350,000
20,000,000	Credit Agricole S.A. (c) (e) (f) (j)	6.88%	(b)	21,426,300
11,600,000	Credit Agricole S.A. (c) (e) (f) (j)	7.88%	(b)	12,819,856
29,240,000	Credit Agricole S.A. (c) (e) (f) (j)	8.13%	(b)	34,406,708
9,080,000	Danske Bank A.S. (e) (j) (k)	6.13%	(b)	9,363,986
6,740,000	Danske Bank A.S. (e) (j) (k)	7.00%	(b)	7,252,712
3,450,000	Farm Credit Bank of Texas, Series 3 (c) (e) (f)	6.20%	(b)	3,452,812
7,500,000	Farm Credit Bank of Texas, Series 4 (c) (d) (e) (f)	5.70%	(b)	8,088,750
9,400,000	Fifth Third Bancorp, Series L (c) (e)	4.50%	(b)	9,517,500
18,000,000	HSBC Holdings PLC (c) (e) (j)	6.38%	(b)	18,749,668
7,300,000	Huntington Bancshares, Inc., Series F (c) (e)	5.63%	(b)	8,185,125
8,600,000	Huntington Bancshares, Inc., Series G (c) (e)	4.45%	(b)	8,578,500
10,360,000	ING Groep N.V. (e) (j)	5.75%	(b)	10,802,527
13,920,000	ING Groep N.V. (e) (j)	6.50%	(b)	14,790,000
10,000,000	ING Groep N.V. (c) (e) (j) (k)	6.88%	(b)	10,366,350
16,200,000	Intesa Sanpaolo S.p.A. (e) (f) (j)	7.70%	(b)	17,097,922
1,000,000	JPMorgan Chase & Co., Series R (c) (e)	6.00%	(b)	1,025,825
10,300,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (a) (c)	3.55%	(b)	9,601,234
13,045,000	Lloyds Banking Group PLC (e) (j)	6.75%	(b)	13,691,836
21,213,000	Lloyds Banking Group PLC (e) (j)	7.50%	(b)	22,426,808
2,800,000	Lloyds Banking Group PLC (e) (j)	7.50%	(b)	3,019,395
2,900,000	Natwest Group PLC (e) (j)	6.00%	(b)	3,007,880
1,200,000	Natwest Group PLC (c) (e) (j)	8.00%	(b)	1,345,920
24,400,000	Nordea Bank Abp (c) (e) (f) (j)	6.63%	(b)	27,317,874
6,000,000	Regions Financial Corp., Series D (c) (e)	5.75%	(b)	6,442,500
8,000,000	Skandinaviska Enskilda Banken AB (e) (j) (k)	5.13%	(b)	8,139,216
1,200,000	Skandinaviska Enskilda Banken AB (e) (j) (k)	5.63%	(b)	1,231,416
16,500,000	Societe Generale S.A. (c) (e) (f) (j)	7.38%	(b)	16,985,430
15,950,000	Societe Generale S.A. (c) (e) (f) (j)	7.88%	(b)	17,027,821
1,300,000	Societe Generale S.A. (e) (f) (j)	8.00%	(b)	1,461,422
9,400,000	Standard Chartered PLC (e) (f) (j)	6.00%	(b)	9,682,000
65,000	Standard Chartered PLC (e) (k)	7.01%	(b)	79,172
1,700,000	Standard Chartered PLC (c) (e) (f) (j)	7.75%	(b)	1,809,208
825,000	Standard Chartered PLC (e) (j) (k)	7.75%	(b)	877,998
4,800,000	Swedbank AB (e) (j) (k)	6.00%	(b)	4,915,723
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$7,400,000	Truist Financial Corp., Series P (c) (e)	4.95%	(b)	$7,862,500
9,200,000	Truist Financial Corp., Series Q (c) (e)	5.10%	(b)	10,090,652
21,201,000	UniCredit S.p.A. (c) (e) (j) (k)	8.00%	(b)	22,363,536
5,000,000	UniCredit S.p.A. (d) (e) (f)	5.46%	06/30/35	5,073,597
				648,258,056
	Capital Markets – 10.8%
12,296,000	Apollo Management Holdings L.P. (c) (d) (e) (f)	4.95%	01/14/50	12,314,864
8,500,000	Bank of New York Mellon (The) Corp., Series G (c) (e)	4.70%	(b)	9,116,250
6,143,000	Bank of New York Mellon (The) Corp., Series H (e)	3.70%	(b)	6,111,231
19,000,000	Charles Schwab (The) Corp., Series G (c) (e)	5.38%	(b)	20,839,200
11,200,000	Credit Suisse Group AG (e) (f) (j)	5.25%	(b)	11,304,160
16,800,000	Credit Suisse Group AG (c) (e) (f) (j)	6.38%	(b)	18,053,028
5,100,000	Credit Suisse Group AG (e) (f) (j)	7.25%	(b)	5,530,466
7,829,000	Credit Suisse Group AG (c) (e) (f) (j)	7.50%	(b)	8,524,998
22,250,000	Credit Suisse Group AG (c) (e) (f) (j)	7.50%	(b)	23,640,848
23,900,000	Goldman Sachs Group (The), Inc., Series Q (c) (e)	5.50%	(b)	25,654,623
300,000	Goldman Sachs Group (The), Inc., Series R (c) (e)	4.95%	(b)	307,703
1,000,000	Morgan Stanley, Series H, 3 Mo. LIBOR + 3.61% (a)	3.85%	(b)	962,481
4,800,000	UBS Group AG (e) (j) (k)	6.88%	(b)	5,311,440
1,165,000	UBS Group AG (e) (f) (j)	7.00%	(b)	1,254,641
				148,925,933
	Diversified Financial Services – 1.2%
11,949,000	Voya Financial, Inc. (c) (e)	5.65%	05/15/53	12,343,377
4,781,000	Voya Financial, Inc., Series A (c) (e)	6.13%	(b)	4,915,800
				17,259,177
	Diversified Telecommunication Services – 1.7%
14,272,000	Koninklijke KPN N.V. (d) (e) (f)	7.00%	03/28/73	14,969,086
8,250,000	Koninklijke KPN N.V. (c) (d) (e) (k)	7.00%	03/28/73	8,652,954
				23,622,040
	Electric Utilities – 7.4%
1,588,000	Duke Energy Corp. (c) (e)	4.88%	(b)	1,682,895
59,786,000	Emera, Inc., Series 16-A (d) (e)	6.75%	06/15/76	66,317,321
20,600,000	Enel S.p.A. (c) (e) (f)	8.75%	09/24/73	23,844,500
10,000,000	Southern (The) Co., Series B (c) (d) (e)	4.00%	01/15/51	10,173,900
				102,018,616
	Energy Equipment & Services – 2.3%
25,600,000	Transcanada Trust (c) (d) (e)	5.50%	09/15/79	26,265,047
5,000,000	Transcanada Trust, Series 16-A (d) (e)	5.88%	08/15/76	5,318,714
				31,583,761
	Food Products – 4.9%
6,000,000	Dairy Farmers of America, Inc. (c) (g)	7.13%	(b)	5,497,289
17,788,000	Land O’Lakes Capital Trust I (c) (d) (g)	7.45%	03/15/28	20,278,320
10,000,000	Land O’Lakes, Inc. (c) (f)	7.25%	(b)	9,342,950
33,000,000	Land O’Lakes, Inc. (c) (f)	8.00%	(b)	32,835,000
				67,953,559
	Independent Power & Renewable Electricity Producers – 0.4%
4,900,000	AES Gener S.A. (e) (f)	6.35%	10/07/79	4,944,713

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance – 15.0%
$13,968,000	Asahi Mutual Life Insurance Co. (c) (e) (k)	6.50%	(b)	$14,910,840
4,039,000	Asahi Mutual Life Insurance Co. (c) (e) (k)	7.25%	(b)	4,245,975
17,585,000	Assurant, Inc. (c) (d) (e)	7.00%	03/27/48	19,171,407
2,500,000	Assured Guaranty Municipal Holdings, Inc. (d) (e) (f)	6.40%	12/15/66	2,452,432
16,490,000	AXIS Specialty Finance LLC (d) (e)	4.90%	01/15/40	16,729,026
8,704,000	Enstar Finance LLC (c) (d) (e)	5.75%	09/01/40	8,864,582
15,300,000	Fortegra Financial Corp. (c) (d) (e) (g)	8.50%	10/15/57	16,682,364
6,200,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (f)	2.41%	02/12/47	5,420,640
2,000,000	La Mondiale SAM (c) (e) (k)	5.88%	01/26/47	2,254,804
4,723,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (a)	2.64%	05/17/66	3,361,572
18,700,000	Markel Corp. (c) (e)	6.00%	(b)	19,892,125
1,219,000	MetLife, Inc. (d)	6.40%	12/15/36	1,512,747
6,200,000	MetLife, Inc., Series G (c) (e)	3.85%	(b)	6,233,232
3,000,000	Nationwide Financial Services Capital Trust (c) (d) (l)	7.90%	03/01/37	3,627,265
2,910,000	Nationwide Financial Services, Inc. (c) (d)	6.75%	05/15/37	3,434,064
5,000,000	PartnerRe Finance B LLC (d) (e)	4.50%	10/01/50	5,021,084
12,900,000	QBE Insurance Group Ltd. (c) (e) (f)	5.88%	(b)	13,803,000
24,300,000	QBE Insurance Group Ltd. (c) (e) (f)	7.50%	11/24/43	27,317,527
22,465,000	QBE Insurance Group Ltd. (c) (e) (k)	6.75%	12/02/44	25,068,132
7,000,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (a)	2.92%	12/15/65	5,915,000
				205,917,818
	Multi-Utilities – 1.1%
1,900,000	CenterPoint Energy, Inc., Series A (c) (e)	6.13%	(b)	1,923,331
6,400,000	NiSource, Inc. (c) (e)	5.65%	(b)	6,403,136
6,000,000	Sempra Energy (c) (e)	4.88%	(b)	6,255,000
				14,581,467
	Oil, Gas & Consumable Fuels – 6.7%
8,600,000	BP Capital Markets PLC (c) (e)	4.88%	(b)	9,004,544
4,200,000	DCP Midstream L.P., Series A (e)	7.38%	(b)	2,732,974
4,905,000	DCP Midstream Operating L.P. (e) (f)	5.85%	05/21/43	3,667,493
4,626,000	Enbridge, Inc. (c) (e)	5.50%	07/15/77	4,423,151
24,100,000	Enbridge, Inc. (c) (e)	6.25%	03/01/78	24,154,330
19,128,000	Enbridge, Inc., Series 16-A (c) (e)	6.00%	01/15/77	19,051,829
11,200,000	Enbridge, Inc., Series 20-A (c) (e)	5.75%	07/15/80	11,441,031
20,365,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (a)	3.27%	11/01/66	10,554,161
3,000,000	Energy Transfer Operating L.P., Series G (e)	7.13%	(b)	2,455,830
6,500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (a)	3.02%	06/01/67	4,972,468
				92,457,811
	Trading Companies & Distributors – 2.3%
39,445,000	AerCap Holdings N.V. (e)	5.88%	10/10/79	31,295,860
	Transportation Infrastructure – 1.5%
18,772,000	AerCap Global Aviation Trust (e) (f)	6.50%	06/15/45	16,660,150
3,844,000	BNSF Funding Trust I (c) (d) (e)	6.61%	12/15/55	4,373,051
				21,033,201
	Total Capital Preferred Securities			1,409,852,012
	(Cost $1,376,853,659)
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 1.4%
	Insurance – 1.4%
$6,600,000	AmTrust Financial Services, Inc. (c) (d)	6.13%	08/15/23	$6,077,620
13,140,000	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (f) (m)	7.63%	10/15/25	13,107,150
	Total Corporate Bonds and Notes			19,184,770
	(Cost $19,829,102)

	Total Investments – 142.8%	1,965,362,452
	(Cost $1,925,338,555) (n)
Shares	Description	Value
REVERSE REPURCHASE AGREEMENTS – (7.3)%
(100,000,000)	Scotia Bank, due 1/27/21, 1 month LIBOR plus 65 bps	(100,000,000)
	Outstanding Loans – (37.5)%	(516,000,000)
	Net Other Assets and Liabilities – 2.0%	27,338,693
	Net Assets – 100.0%	$1,376,701,145

Interest Rate Swap Agreements:
Counterparty	Rate Receivable	Expiration Date	Notional Amount	Rate Payable	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia(1)	0.148%(2)	01/23/25	$165,000,000	1.786%(3)	$(10,857,510)
N/A(4)(5)	0.090%(6)	10/21/22	8,047,603	0.092%(7)	(574)
N/A(4)(5)	0.090%(6)	10/21/25	1,561,437	0.100%(8)	(121)
			$174,609,040		$(10,858,205)

(1)	Payment frequency is monthly
(2)	1 Month LIBOR
(3)	Fixed Rate
(4)	Centrally cleared on the Chicago Mercantile Exchange
(5)	No cash payments are made by either party prior to the expiration dates shown above.
(6)	Federal Funds Rate
(7)	SOFR + 0.00183%
(8)	SOFR + 0.01036%

(a)	Floating rate security.
(b)	Perpetual maturity.
(c)	All or a portion of this security serves as collateral on the outstanding loan.
(d)	This security or a portion of this security is segregated as collateral for reverse repurchase agreements. All of these are corporate bonds with a remaining contractual maturity of 30-90 days. At October 31, 2020, securities noted as such are valued at $148,163,708.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC (“Stonebridge”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $504,648,215 or 36.7% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $14,725,500 or 1.1% of net assets.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(j)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2020, securities noted as such amounted to $547,044,857 or 27.5% of managed assets. Of these securities, 5.4% originated in emerging markets, and 94.6% originated in foreign markets.
(k)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(l)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Stonebridge.
(m)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. There were no PIK interest distributions received during the fiscal year ended October 31, 2020.
(n)	Aggregate cost for federal income tax purposes was $1,920,912,028. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $78,141,138 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $33,690,714. The net unrealized appreciation was $44,450,424. The amounts presented are inclusive of derivative contracts.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Capital Markets	$ 17,092,260	$ 15,857,512	$ 1,234,748	$ —
Insurance	123,049,133	101,719,823	21,329,310	—
Multi-Utilities	40,789,622	22,338,234	18,451,388	—
Other industry categories*	243,074,279	243,074,279	—	—
$100 Par Preferred Securities:
Banks	52,586,830	—	52,586,830	—
Consumer Finance	1,598,800	1,598,800	—	—
$1,000 Par Preferred Securities:
Banks	30,809,246	28,550,551	2,258,695	—
Diversified Financial Services	12,600,000	—	12,600,000	—
$1,000,000 Par Preferred Securities*	14,725,500	—	—	14,725,500
Capital Preferred Securities*	1,409,852,012	—	1,409,852,012	—
Corporate Bonds and Notes*	19,184,770	—	19,184,770	—
Total Investments	$ 1,965,362,452	$ 413,139,199	$ 1,537,497,753	$ 14,725,500
LIABILITIES TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Reverse Repurchase Agreements*	$ (100,000,000)	$ —	$ (100,000,000)	$ —
Interest Rate Swap Agreements	(10,858,205)	—	(10,858,205)	—
Total	$ (110,858,205)	$—	$ (110,858,205)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2020
Level 3 Par Preferred Securities are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2019
$1,000,000 Par Preferred Securities	$14,525,256
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	200,244
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at October 31, 2020
$1,000,000 Par Preferred Securities	14,725,500
Total Level 3 holdings	$14,725,500
There was a net change of $200,244 in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2020.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $1,925,338,555)	$ 1,965,362,452
Cash	20,447,335
Cash segregated as collateral for open swap contracts	15,333,690
Receivables:
Interest	18,171,118
Dividends	879,947
Investment securities sold	127,351
Interest reclaims	123,733
Dividend reclaims	81,761
Prepaid expenses	16,467
Total Assets	2,020,543,854
LIABILITIES:
Outstanding loans	516,000,000
Reverse repurchase agreements	100,000,000
Swap contracts, at value	10,858,205
Payables:
Investment securities purchased	14,707,544
Investment advisory fees	1,420,272
Interest and fees on loans	526,649
Administrative fees	156,649
Shareholder reporting fees	55,433
Custodian fees	35,878
Audit and tax fees	32,877
Legal fees	31,821
Trustees’ fees and expenses	8,389
Transfer agent fees	4,387
Other liabilities	4,605
Total Liabilities	643,842,709
NET ASSETS	$1,376,701,145
NET ASSETS consist of:
Paid-in capital	$ 1,431,897,856
Par value	607,660
Accumulated distributable earnings (loss)	(55,804,371)
NET ASSETS	$1,376,701,145
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$22.66
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 92,612,384
Dividends (net of foreign withholding tax of $494)	29,462,019
Total investment income	122,074,403
EXPENSES:
Investment advisory fees	16,557,170
Interest and fees on loans	9,189,810
Administrative fees	653,450
Custodian fees	226,175
Shareholder reporting fees	187,169
Legal fees	142,872
Listing expense	59,962
Audit and tax fees	32,656
Trustees’ fees and expenses	25,516
Transfer agent fees	24,421
Financial reporting fees	9,250
Other	13,363
Total expenses	27,121,814
NET INVESTMENT INCOME (LOSS)	94,952,589
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(67,831,971)
Swap contracts	(1,423,692)
Foreign currency transactions	(566)
Net realized gain (loss)	(69,256,229)
Net change in unrealized appreciation (depreciation) on:
Investments	(27,667,587)
Swap contracts	(7,137,420)
Net change in unrealized appreciation (depreciation)	(34,805,007)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(104,061,236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,108,647)

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 94,952,589	$ 100,047,802
Net realized gain (loss)	(69,256,229)	(7,486,524)
Net change in unrealized appreciation (depreciation)	(34,805,007)	105,208,124
Net increase (decrease) in net assets resulting from operations	(9,108,647)	197,769,402
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(88,390,065)	(99,696,568)
Return of capital	(8,227,870)	(3,605,627)
Total distributions to shareholders	(96,617,935)	(103,302,195)
Total increase (decrease) in net assets	(105,726,582)	94,467,207
NET ASSETS:
Beginning of period	1,482,427,727	1,387,960,520
End of period	$ 1,376,701,145	$ 1,482,427,727
COMMON SHARES:
Common Shares at end of period	60,765,997	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Year Ended October 31, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(9,108,647)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(871,016,724)
Sales, maturities and paydown of investments	921,888,945
Net amortization/accretion of premiums/discounts on investments	93,965
Net realized gain/loss on investments	67,831,971
Net change in unrealized appreciation/depreciation on investments	27,667,587
Net change in unrealized appreciation/depreciation on swap contracts	7,137,420
Changes in assets and liabilities:
Decrease in interest receivable	2,134,908
Decrease in interest reclaims receivable	515,593
Decrease in dividend reclaims receivable	22,156
Increase in dividends receivable	(94,664)
Increase in prepaid expenses	(16,467)
Decrease in interest and fees payable on loans	(996,562)
Decrease in investment advisory fees payable	(103,781)
Decrease in audit and tax fees payable	(5,312)
Increase in legal fees payable	4,404
Decrease in shareholder reporting fees payable	(5,909)
Decrease in administrative fees payable	(35,760)
Decrease in custodian fees payable	(43,014)
Increase in transfer agent fees payable	2,734
Increase in trustees’ fees and expenses payable	3,958
Decrease in financial reporting fees payable	(771)
Decrease in other liabilities payable	(9,274)
Cash provided by operating activities		$145,866,756
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(88,390,065)
Distributions to Common Shareholders from return of capital	(8,227,870)
Repayment of borrowings	(382,000,000)
Proceeds from borrowings	252,000,000
Proceeds from reverse repurchase agreements borrowings	100,000,000
Cash used in financing activities		(126,617,935)
Increase in cash and cash segregated as collateral for open swap contracts		19,248,821
Cash and cash segregated as collateral for open swap contracts at beginning of period		16,532,204
Cash and cash segregated as collateral for open swap contracts at end of period		$35,781,025
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$10,186,372
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$20,447,335
Cash segregated as collateral for open swap contracts	15,333,690
Cash and cash segregated as collateral for open swap contracts at end of period		$35,781,025

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 24.40	$ 22.84	$ 25.26	$ 24.03	$ 23.69
Income from investment operations:
Net investment income (loss)	1.56	1.65	1.73	1.86	1.94
Net realized and unrealized gain (loss)	(1.71)	1.61	(2.38)	1.26	0.35
Total from investment operations	(0.15)	3.26	(0.65)	3.12	2.29
Distributions paid to shareholders from:
Net investment income	(1.45)	(1.64)	(1.70)	(1.89)	(1.95)
Return of capital	(0.14)	(0.06)	(0.07)	—	—
Total distributions paid to Common Shareholders	(1.59)	(1.70)	(1.77)	(1.89)	(1.95)
Net asset value, end of period (a)	$22.66	$24.40	$22.84	$25.26	$24.03
Market value, end of period (a)	$21.56	$24.07	$20.47	$24.80	$22.66
Total return based on net asset value	(0.05)%	15.44%	(2.23)%	13.85%	10.68%
Total return based on market value	(3.60)%	27.06%	(10.78)%	18.53%	12.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,376,701	$ 1,482,428	$ 1,387,961	$ 1,535,234	$ 1,459,929
Ratio of total expenses to average net assets	1.98%	2.70%	2.49%	2.09%	1.88%
Ratio of total expenses to average net assets excluding interest expense	1.31%	1.33%	1.33%	1.31%	1.34%
Ratio of net investment income (loss) to average net assets	6.93%	7.14%	7.21%	7.67%	8.34%
Portfolio turnover rate	45%	40%	29%	31%	50%
Indebtedness:
Total loans outstanding (in 000’s)	$ 616,000	$ 646,000	$ 620,000	$ 680,000	$ 645,000
Asset coverage per $1,000 of indebtedness (b)	$ 3,235	$ 3,295	$ 3,239	$ 3,258	$ 3,263

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at October 31, 2020, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at October 31, 2020. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
C. Reverse Repurchase Agreements
Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Information for the year ended October 31, 2020:
Maximum amount outstanding during the period . . . . . . . . . . . . . . . . . . . . $100,000,000
Average amount outstanding during the period* . . . . . . . . . . . . . . . . . . . . . $100,000,000
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2020. There is $100,000,000 outstanding at October 31, 2020, which approximates fair value.
During the year ended October 31, 2020, the interest rates ranged from 0.79% to 0.80% with a weighted average interest rate of 0.79%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $6,610. The rate as of October 31, 2020 was 0.79%.
D. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Increase in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At October 31, 2020, the Fund had $15,333,690 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”
E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
F. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2020, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Valuev	% of Net Assets
CoBank ACB, 1.40%	3/29/18	3,557	$635.00	$2,409,867	$2,258,695	0.16%
Dairy Farmers of America, Inc., 7.13%	9/15/16	$6,000,000	91.62	6,000,000	5,497,289	0.40
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	109.04	15,344,192	16,682,364	1.21
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,227,125.00	15,990,000	14,725,500	1.07
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 2/25/19	$17,788,000	114.00	18,461,734	20,278,320	1.47
				$58,205,793	$59,442,168	4.31%

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2020, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Segregated as Collateral	Net Amount
Reverse Repurchase Agreements	$ (100,000,000)	$ —	$ (100,000,000)	$ 100,000,000	$ —	$ —
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $2,982,002, an increase in accumulated net realized gain (loss) of $3,295,668 and a decrease to paid-in capital of $313,666. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$88,390,065	$99,696,568
Capital gains	—	—
Return of capital	8,227,870	3,605,627

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(89,396,590)
Net unrealized appreciation (depreciation)	33,592,219
Total accumulated earnings (losses)	(55,804,371)
Other	—
Paid-in capital	1,432,505,516
Total net assets	$1,376,701,145
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $89,396,590 of capital loss carryforwards available to the extent provided by regulations, to offset future capital gains.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
K. New Accounting Pronouncement
On March 30, 2017, the FASB issued ASU 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments were $866,818,689 and $914,159,573, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Swap Agreements	Interest Rate Risk	—	$ —	Swap contracts, at value	$ 10,858,205
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$(1,423,692)
Net change in unrealized appreciation (depreciation) on swap contracts	(7,137,420)
The average notional value of interest rate swaps was $165,315,050 for the fiscal year ended October 31, 2020.
The Fund does not have the right to offset financial assets and liabilities related to swap contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2019 and October 31, 2020, was $577,737,705 with a

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020
weighted average interest rate of 1.64%. As of October 31, 2020, the Fund had outstanding borrowings of $516,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended October 31, 2020, were 3.10% and 0.89%, respectively. The interest rate at October 31, 2020, was 0.89%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters
By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2020, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
30.20%	68.16%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 48,639,373 and the number of votes withheld was 4,800,793. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2019 but outperformed the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Performance Universe median for the three- and five-year periods ended December 31, 2019. The Board also noted that the Fund outperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Fund Investment Objectives, Principal Investment Policies and Principal Risks
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•	The Fund invests at least 80% of its managed assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies. These securities include traditional preferred securities, hybrid preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities.
•	The Fund also invests at least 25% of its managed assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards, developed by MSCI, Inc. and S&P Dow Jones Indices.
•	The Fund seeks to invest in a portfolio of securities that has an average weighted investment grade credit quality.
•	The Fund may invest up to 20% of its managed assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. The Fund may invest in common stocks of companies of any market capitalization.
•	The Fund may invest up to 20% of its managed assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities.
•	The Fund may invest up to 20% of its managed assets in municipal securities, which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.
•	The Fund may invest up to 25% of its managed assets in securities that, at the time of investment, are illiquid. The Fund also may invest, without limit, in restricted securities.
•	The Fund seeks to maintain a weighted average effective duration of between three and eight years, excluding the effects of leverage. However, under certain market conditions, the Fund’s duration may be longer than eight years or shorter than three years.
The Fund may utilize leverage through the issuance preferred shares of beneficial interest and/or through borrowings and/or the issuance of notes. The Fund is also permitted to use other portfolio techniques, including the use of reverse repurchase agreements, that have the economic effect of leverage. The Fund’s effective leverage varies from time to time, based upon market conditions and variations in the value of the portfolio’s holdings, but will not exceed 40% of the Fund’s managed assets.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Contingent Capital Securities Risk. CoCos provide for mandatory conversion into common stock of the issuer under certain circumstances, which may limit the potential for income and capital appreciation and, under certain circumstances, may result in complete loss of the value of the investment. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down of principal, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Preferred/Hybrid Preferred and Debt Securities Risk. An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements may involve leverage risk. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Reverse repurchase agreements also involve the risk that the purchaser fails to retum the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Additionally, banking and insurance institutions are subject to substantial regulations (and could be subject to further regulations in the future) that could adversely affect their ability to operate.
Trust Preferred Securities Risk. The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 for the fiscal year ended October 31, 2019 and $28,000 for the fiscal year ended October 31, 2020.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2019 and $16,295 for the fiscal year ended October 31, 2020. These fees were for tax return preparation in both years, and for the fiscal year ended October 31, 2020, were also for tax consultation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Sub-Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2019 were $5,200 for the registrant, $28,500 for the registrant’s investment adviser and $18,500 for the registrant’s investment sub-adviser and for the registrant’s fiscal year ended October 31, 2020 were $16,295 for the registrant, $70,370 for the registrant’s investment adviser and $18,000 for the registrant’s investment sub-adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Information provided as of January 7, 2020.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CEO of Stonebridge Advisors LLC

Mr. Fleming leads the Investment Team at Stonebridge and oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm’s clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, CIO, Senior Vice President and Senior Portfolio Manager

Mr. Wolf is a member of the firm’s Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 17 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman’s High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Eric Weaver, Chief Strategist, Senior Vice President and Portfolio Manager

Mr. Weaver is a senior member of Stonebridge Advisors LLC’s Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has thirteen years of investment management experience in portfolio management, trading, risks analysis, and research. Mr. Weaver joined Stonebridge Advisors LLC in 2013. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and an MS degree in Economics from Lehigh University in Bethlehem, PA.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Scott T. Fleming	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 4549	$6.020 Bil $0 $1.786 Bil	0 0 0	0 0 0
Robert Wolf	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 4549	$6.020 Bil $0 $1. 786 Bil	0 0 0	0 0 0
3. Eric Weaver	Registered Investment Companies:	5	$6.020 Bil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4549	$1.786 Bil	2	$0

Portfolio Manager Potential Conflicts of Interests

Stonebridge Advisors LLC (“Stonebridge”) avoids material conflicts that may arise from side-by-side management of the CEF and other account strategies, including other FT funds and Separately Managed Accounts by policies and procedures that are designed to ensure that each client is treated fairly. Stonebridge’s investment team considers every investment opportunity for each of our portfolios based on the portfolio or fund guidelines, restrictions and compliance rules. Trades are pre-allocated to those client portfolios for which the trade is suitable, given the portfolio’s goals and guidelines. Partial fills are governed by allocation rules that are designed to treat each client fairly.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2020.

Stonebridge employees receive an annual salary, mid- and year-end bonuses based on company performance, medical benefits and a 401(k) plan.

Compensation consists of base salaries with upside potential in the form of mid-year and year-end performance bonuses. These bonuses are based on a number of factors: profitability of the firm, employee value to the firm success, investment performance and servicing of clients, employee ability to fit into the team, employee commitment, work ethic and effectiveness in carrying out assigned duties, employee dedication above and beyond expectations.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned

Scott T. Fleming	$500,001-1,000,000
Robert Wolf Eric Weaver	$1-10,000 $10,001-50,000

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2021

* Print the name and title of each signing officer under his or her signature.